EXHIBIT 10.5


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                         JANSSEN/MEYERS ASSOCIATES, L.P.

                                       AND

                            NUWAVE TECHNOLOGIES, INC.


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                             PLACEMENT AGENT'S UNIT
                           PURCHASE WARRANT AGREEMENT







                            Dated as of May 19, 1998







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         PLACEMENT  AGENT'S UNIT PURCHASE WARRANT  AGREEMENT dated as of May 19,
1998 between NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company") and JANSSEN/MEYERS ASSOCIATES, L.P., a Limited Partnership (the "Placement Agent").

                              W I T N E S S E T H :

         WHEREAS, the Placement Agent has agreed, pursuant to the placement agency agreement (the "Placement Agency Agreement") effective as of May 11, 1998 between the Placement Agent and the Company, to sell on behalf of the Company in a private offering ("the "Offering") pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Regulation D promulgated thereunder, an aggregate of not less than 25 and not more than 70 Units ("Units"), plus such number of additional Units to be offered and sold upon the consent of the Company and the Placement Agent, each Unit comprised of (i) a number of shares (the "Unit Shares") of common stock, par value $.01 per share ("Common Stock"), of the Company, determined by dividing the purchase price per Unit of $100,000 (the "Offering Price") by eighty percent (80%) of the "Initial Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight (8) consecutive trading days from and including April 28, 1998 to and including May 7, 1998, for the initial closing of the Offering; and the lesser of (x) $3.20 and (y) eighty percent (80%) of the "Average Closing Bid Price" for the


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Common  Stock  for the  eight  (8)  consecutive  trading  days  immediately preceding the date of a closing (a "Closing Date") of the Offering, for each subsequent closing, and (ii) such number (the "Unit Warrants") of Class A
Redeemable Warrants (the "Class A Warrants") to purchase, in the aggregate, seventy-five percent (75%) of the Unit Shares (the "Unit Warrant Shares") ; and

         WHEREAS, the Company proposes to issue to the Placement Agent warrants ("Warrants") to purchase up to an aggregate of such number of Units of the Company as shall equal twenty-five (25) per cent of the Units sold in the Offering; and

         WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on each closing date of the Offering (the "Closing Date") by the Company to the Placement Agent in consideration for, and as part of the compensation in connection with the Offering;

         NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant. The Holder is hereby granted the right to purchase, at any time from the date hereof until 5:30 P.M., New York time, until May 11, 2003 (the "Warrant Exercise Term"), up to an aggregate of such number of Units as shall equal twenty-five (25) percent of the Units sold in the Offering (the "Warrant Units") at an initial exercise price (subject to adjustment as

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provided in Section 8 hereof) of $100,000 per Warrant Unit, subject to the terms and  conditions  of  this  Agreement.

     2.  Warrant  Certificates.   The   warrant  certificates  (the  "Warrant
Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3. Exercise of Warrant.

     ss.3.1 Exercise Price. The Warrants are initially exercisable at an initial exercise price of $100,000 per Unit payable by certified or official bank check in New York Clearing House funds to the order of the Company, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price, as adjusted under the terms of this Agreement for the number of Warrant Units purchased (the "Purchase Price") at the Company's principal offices (currently located at One Passaic Avenue, Fairfield, New Jersey 07004), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Units so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part. In the case of the purchase of less than all the Warrant Units

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purchasable under any Warrant Certificate, the Company shall cancel said Warrant
Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Units purchasable thereunder.

     ss.3.2 Cashless Exercise. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange the Warrants represented by such Holder's Warrant Certificate, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant Units determined in accordance with this Section 3.2, by surrendering such Warrant certificate at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrants (the "Total Unit Number") to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange, or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Units issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor evidencing the balance of the Warrant Units remaining subject to the Holder's Warrant certificate, shall be issued as of the Exchange Date and delivered to the Holder within three (3) days following the Exchange Date. In connection with any Warrant Exchange, the Holder's Warrant certificate shall represent the

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right to subscribe for and acquire (I) the number of Warrant  Units  (rounded to the next highest integer) equal to (A) the Total Unit Number less (B) the number of Warrant Units equal to the quotient obtained by dividing (i) the product of the Total Unit Number and the then current Exercise Price per Warrant Unit by
(ii) the current Unit Market Price (as hereafter  defined).

     As used herein, the phrase "Unit Market Price" shall be deemed the "Market Price", as herein defined, of the Warrant Securities, as defined in Section 5 below. The "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the preceding trading day, in either case as officially reported by the principal securities exchange on which the Common Stock and/or the Class A Warrants, as the case may be, is listed or admitted to trading or as reported in the Nasdaq National Market System, or, if the Common Stock and/or the Class A Warrants is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock and/or the Class A Warrants is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors

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of the  Company,  based  on the  best  information  available  to it for the day immediately  preceding the Exchange Date.

     4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for Warrant Units (including Unit Shares, Unit Warrants and/or other securities, properties or rights underlying such Warrants), shall be made forthwith (and in any event within three (3) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Warrant Units (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors

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or President or Vice  President of the Company  under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant
Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     5. Restriction on Transfer of Warrants.

          Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Units, Unit Shares, Unit Warrants and any of the other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities"), shall bear a legend substantially similar to the legend set forth in Section 7.1.

          The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof.

     6. Exercise Price.

     ss.6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in
Section 8 hereof, the initial exercise price of each Warrant shall be $100,000. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

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     ss.6.2 Exercise Price.  The term "Exercise Price" as used herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

     7. Registration Rights.

     ss.7.1 Registration Under the Securities Act of 1933. The Warrants and the Warrant Securities have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Securities shall bear the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

     ss.7.2 Piggyback Registration.

     (a) Registrable Securities. As used herein the term "Registrable Security" means each of the Warrants and the Warrant Securities and any securities issued upon any stock split or stock dividend in respect of such Warrant Securities; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (i) it has been

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effectively  registered  under  the  Securities  Act and  disposed  of  pursuant thereto; (ii) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or increase of the rights granted pursuant to this
Article 7 as determined in good faith by the Board of Directors;

     (b) If, at any time, the Company proposes to register any of its securities under the Act (other than pursuant to a Form S-8, or successor form, or in connection with a merger or acquisition pursuant to Form S-4, or successor form) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to each of the Placement Agent and to all other Holders of the Registrable Securities (as hereinafter defined). If any of the Placement Agent or other Holders of the Registrable Securities notifies the Company (a "Requesting Holder") within twenty (20) days after receipt of the notice of its desire to include any such Registrable Securities in the proposed registration

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statement,  the Company shall afford each  Requesting  Holder the opportunity to
have  any  such  Registrable   Securities  registered  under  such  registration
statement.

     (c) Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

     ss.7.3 Demand Registration.

     (a) At any time commencing six months after the closing of the Offering, the Holders representing a "Majority" (as hereinafter defined) of the Registrable Securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section
7.2 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent and such Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Registrable Securities for until such time as (i) registration under the Securities Act is

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no longer required for public distribution of all of the Registrable Securities;
or (ii) all of the Registrable Securities have ceased to be outstanding.


     (b) The Company covenants and agrees to give written notice of any Demand Registration Request to all other registered Holders of Registrable Securities within ten (10) days from the date of the Company's receipt of any such Demand Registration Request. Such notice shall state that the holders have the right to have their Registrable Securities included in such Registration Statement; provided that they notify the Company in writing within ten (10) business days after receipt of such notice. After receiving notice from the Company as provided within Section 7.3(b), holders of Registrable Securities may request the Company to include their Registrable Securities in the Registration Statement to be filed pursuant to Section 7.3(a) hereof by notifying the Company of their decision to have such securities included within ten (10) business days of their receipt of the Company's notice.

     ss.7.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:

     (a) In connection with any registration under Section 7.3 hereof, the Company shall file a registration statement as expeditiously as possible, but in any event no later than sixty (60) days following receipt of any demand therefor, shall use its

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best  efforts  to have any  registration  statement  declared  effective  at the earliest possible time, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested; provided, however, that the obligations under this Section 7.4(a) are contingent upon the Holders of the Registrable Securities otherwise complying with their obligations under this Agreement.

     (b) The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

     (c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     (d) The Company shall indemnify any holders of the Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such holders within the meaning of Section 15 of the Act or Section 20(a) of

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the Securities  Exchange Act of 1934, as amended  ("Exchange Act"),  against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Placement Agent contained in Section 13 of the Placement Agency Agreement.

     (e) Any Holder of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Paragraph 13 of the Placement Agency Agreement pursuant to which the Placement Agent has agreed to indemnify the Company.

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     (f) Nothing contained in this Agreement shall be construed as requiring any holder to exercise its Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     (g) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

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     (i) The Company as soon as practicable,  but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Placement Agent, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

     (j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and the managing underwriters copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association

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of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

     (k) The Company shall enter into an underwriting agreement with the managing underwriters selected for such underwriting by Holders holding a
Majority of the Warrant Securities requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter.

     The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

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     (1) For purposes of this Agreement, the term "Majority" in reference to the
Holders of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

     (m) The Company shall use its best efforts not to permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 7.3 hereof, or permit any other registration statement to be or remain effective during the effectiveness of a registration statement filed pursuant to Section 7.3 hereof, without the prior written consent of the Holders of a Majority of the Registrable Securities. In the event the Company is required to include securities other than the Warrant Securities in a registration statement filed under Section 7.3, the Holders shall be entitled to one additional right to demand the preparation and filing of a registration under Section 7.3.

     8. Adjustments to Exercise Price and Number of Securities.

     ss.8.1 (a) Computation of Adjusted Exercise Price. Except as herein provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than

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the issuances or sales referred to in Section 8.7 hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants, to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than both the Exercise Price in effect immediately prior to the issuance or sale of such shares and the "Market Price" (as defined in Section 3.2 hereof) per share of Common Stock on the trading date immediately prior to the issuance or sale of such shares or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Exercise Price in effect immediately prior to such issuance or sale plus (2) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (x) the total number of shares outstanding immediately after such issuance or sale, multiplied by (y) the Exercise Price in effect immediately prior to such issuance or sale; provided, however, that in no event shall the

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Exercise Price be adjusted  pursuant to this  computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section 8.3 hereof.

     (b) For the purposes of this Section 8 the term Exercise Price shall mean the Exercise Price per share of Common Stock set forth in Section 6 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.

     For the  purposes of any  computation  to be made in  accordance  with this
Section 8.1, the following provisions shall be applicable:

     (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

     (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

     (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

     (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 8.1.

     (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

     ss.8.2 Options, Rights, Warrants and Convertible and Exchangeable Securities. Except as provided herein, in case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock: (i) for a consideration per share less than both the (a) Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, and (b) the Market Price immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8.1 hereof, provided that:

          (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of Section 8.1), if any, received by the Company for such options, rights or warrants and if no minimum price is provided in the options, rights or warrants, then the consideration shall be equal to zero; provided, however, that upon the expiration or other termination of the options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (a) (and for the purposes of subsection (v) of
     Section 8.1 hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

          (b) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of Section 8.1) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection (b) (and for the purpose of subsection (v) of Section 8.1 hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. No adjustment will be made pursuant to this subsection (b) upon the issuance by the Company of any convertible or exchangeable securities pursuant to the exercise of any option, right or warrant exercisable therefor, to the extent that adjustments in respect of such options, rights or warrants were previously made pursuant to the provisions of subsection (a) of this Section 8.2.

          (c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 8.2, or in the price per share at which the securities referred to in subsection (b) of this Section 8.2 are convertible or exchangeable, or if any such options, rights or warrants are exercised at a price greater than the minimum purchase price provided for in such options, rights or warrants, or any such securities are converted or exercised for more than the minimum consideration receivable by the Company upon such conversion or exchange, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

     ss.8.3 Subdivision and Combination. In case the Company shall at any time after the date hereof, subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     ss.8.4 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Warrant Securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     ss.8.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, as if the Holders were the owners of the Warrant Securities immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

     ss.8.6 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock, consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

     ss.8.7 No Adjustment of Exercise Price in Certain Cases. Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made:

          (a) Upon the issuance or sale of the Warrant Securities, or the conversion or exercise of any option, warrant, contractual right or other convertible security outstanding on the date hereof;

          (b) Upon the issuance or sale of (A) the shares of Common Stock or Class A Warrants issued by the Company in the Offering, or (B) the shares of Common Stock (or other securities) issuable upon exercise of the Class A Warrants;

          (c) Upon the issuance of options pursuant to any of the Company's stock option plans in effect on the date hereof or as hereafter amended in accordance with the terms thereof, or any other employee, executive or director stock option plans approved by the stockholders of the Company, or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options;

          (d) Upon the issuance or sale of shares of Common Stock pursuant to the Private Securities Subscription Agreement, dated as of February 6, 1998, between the Company and Profutures Special Equities Fund, L.P.;

          (e) If the amount of said adjustment shall be less than five cents ($.05) per security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least five cents ($.05) per security.

     ss.8.8 Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise or expiration of all Warrants, declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 8.8.

     9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Company's Common Stock may then be listed and/or quoted.

     12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property assets and business as an entirety shall be proposed; then, in any one or more of said events the Company shall give a written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13. Notices.

     All notices requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and received when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

     14. Supplements and Amendments. The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrant and/or Warrant Securities (other than the Placement Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem shall not adversely affect the interests of the Holders of Warrant Certificates.

     15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     16. Termination. This Agreement shall terminate at the close of business on January 1, 2005. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all Warrant Shares have been resold to the public; provided, however, that the indemnification provisions of Section 7 shall survive such termination until the close of business on January 1, 2005.

     17. Governing Law: Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company, the Placement Agent and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Placement Agent and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Placement Agent and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Placement Agent and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     18. Entire Agreement: Modification. This Agreement (including the Placement Agency Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the holders of 60% of the Registrable Securities, the Placement Agent, the Company against whom enforcement of the modification or amendment is sought.

     19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or nonenforceability shall not affect any other provision of this Agreement.

     20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Placement Agent and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Placement Agent and any other Holder(s) of the Warrant Certificates or Warrant Securities.

     22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                                       NUWAVE TECHNOLOGIES, INC.


                                             By:/s/ Jeremiah F. O'Brien
                                                --------------------------------
Attest:                                          Name:  Jeremiah F. O'Brien
                                                 Title: Chief Financial Officer
/s/ Jeremiah F. O'Brien
--------------------------
Secretary

                                             JANSSEN/MEYERS ASSOCIATES, L.P.


                                             By: /s/ Bruce Meyers
                                                 -------------------------------
                                                 Name:  Bruce Meyers
                                                 Title: General Partner

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, May 11, 2003

No. W-                                                        _________ Warrants

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that ___________________, or registered assigns, is the registered holder of ______ Warrants to purchase initially, at any time from the date hereof until 5:30 p.m. New York time on May 11, 2003 ("Expiration Date"), up to _____ Units of NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), each Unit consisting of _________ shares of fully-paid and non-assessable shares of common stock, par value $.01 per share ("Common Stock") of the Company, and ______ Class A Redeemable Warrants of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $100,000 per Unit upon surrender of this Warrant Certificate and either (i) payment of the Exercise Price; or (ii) accompanied by a Notice of Exchange at an office or agency of the Company, but subject to the conditions set forth herein and in the Placement Agent's Unit Purchase Warrant Agreement dated as of May 19, 1998 between the Company and JANSSEN/MEYERS ASSOCIATES, L.P., (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Placement Agent's Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the

Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of May  , 1998

[SEAL]                                      NUWAVE TECHNOLOGIES, INC.

Attest:


                                            By:__________________________
                                               Name:
                                               Title:
--------------------------
Secretary

                         [FORM OF ELECTION TO PURCHASE]



     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of NUWAVE TECHNOLOGIES, Inc. in the amount of $____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _________________________ whose address is _______________________________________ that such Certificate be delivered to
__________________________ whose address is ______________________________.

Dated:

                                             Signature _________________________
                                             (Signature  must conform in
                                             all  respects  to  name  of
                                             holder as  specified on the
                                             face    of   the    Warrant
                                             Certificate.)



                                             -----------------------------------
                                             Insert Social Security or Other
                                             Identifying Number of Holder)

                          [FORM OF NOTICE OF EXCHANGE]



     The undersigned hereby irrevocably elects to exchange the right, represented by this Warrant Certificate, to purchase _________ Units of Warrant Securities effective on ___________ (Date of Exchange ) all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _________________________ whose address is _____________________________________________ and that such Certificate be
delivered  to   ___________________________________________   whose  address  is
_____________________________.

Dated:

                                             Signature _________________________
                                             (Signature  must conform in
                                             all  respects  to  name  of
                                             holder as  specified on the
                                             face    of   the    Warrant
                                             Certificate.)



                                             -----------------------------------
                                             Insert Social Security or Other
                                             Identifying Number of Holder)

                                 ASSIGNMENT FORM

The Holder hereby assigns and transfers unto

Name ____________________________________________________________
         (Please typewrite or print in block letters)

Address _________________________________________________________
        _________________________________________________________


the right to purchase Common Stock of _____________ represented by this Warrant to the extent of _______________ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________________ Attorney, to transfer the same on the books of
_____________ with full power of substitution in the premises.


Date: ___________________, 199_


                                                 ------------------------------
                                                 Name of Registered Holder



                                                 ------------------------------
                                                 Signature



                                                 ------------------------------
                                                 Signature, if held jointly